Other Liabilities, Provisions and Contingencies	6 Months Ended
Jun. 30, 2020
Text block [abstract]
Other Liabilities, Provisions and Contingencies
Note 19. Other Liabilities, Provisions and Contingencies
As of June 30, 2020 and December 31, 2019, other current financial liabilities are Ps. 5,864 and Ps. 1,284, respectively. The balance as of June 30, 2020 includes dividends to be paid in November 2020 for an amount of Ps. 5,104.
As of June 30, 2020 and December 31, 2019, Company’s provisions, other non-current
liabilities and other
non-current
financial liabilities are Ps. 7,509 and Ps. 10,688, respectively.
During June 2020, the Company cancel
l
ed indemnifiable as
sets and contingent liabilities that expired, for an amount of Ps. 1,929.
In respect to contingencies, the Company has various loss contingencies and has recorded reserves as other liabilities for those legal proceedings for which it believes an unfavorable resolution is probable. Most of these contingencies are the result of the Company’s business acquisitions. The following table presents the nature and amount of the contingencies recorded as of June 30, 2020 and December 31, 2019:

	June 30, 2020	December 31, 2019
Taxes	Ps. 2,287	Ps. 4,696
Labor	2,169	2,222
Legal	1,044	1,065

Total	Ps. 5,500	Ps. 7,983

While provision for all probable claims has already been made, the actual outcome of the disputes and the timing of the resolution cannot be estimated by the Company at this time.
The Company has entered into several proceedings with its labor unions, tax authorities and other parties that primarily involve Coca-Cola FEMSA and its subsidiaries. These proceedings have resulted in the ordinary course of business and are common to the industry in which the Company operates. Such contingencies were classified by the Company as less than probable but not remote, the estimated amount including uncertain tax position as of June 30, 2020 of these lawsuits is Ps. 79,284, however, the Company believes that the ultimate resolution of such proceedings will not have a material effect on its consolidated financial position or result of operations.
The Company has tax contingencies, most of which are related to its Brazilian operations, with loss expectations assessed by management and supported by the analysis of legal counsel considered as possible. The main possible contingencies of Brazilian operations amounting to approximately Ps. 51,107. This refers to various tax disputes related primarily to: (i) Ps. 9,537 of credits for ICMS (VAT); (ii) Ps. 32,470 related to tax credits of IPI over raw materials acquired from Free Trade Zone Manaus; (iii) Claims of Ps. 6,202 related to compensation of federal taxes not approved by the Tax authorities; and (iv) Ps. 2,898 relating that question the amortization of goodwill generated in acquisitions operations. The Company is defending its position in these matters and final decision is pending in court.
In recent years in its Mexican and Brazilian territories, Coca-Cola FEMSA has been requested to present certain information regarding possible monopolistic practices. These requests are commonly generated in the ordinary course of business in the soft drink industry where this subsidiaries operates. The Company does not expect any material liability to arise from these contingencies.
As is customary in Brazil, Coca-Cola FEMSA has been required by the tax authorities there to collateralize tax contingencies currently in litigation amounting to Ps. 9,213 and Ps. 10,471, as of June 30, 2019 and December 31, 2019, respectively, by pledging fixed assets and entering into available lines of credit covering the contingencies. Additionally in some cases, the Company is required to guarantee tax, legal and labor contingencies by guarantee deposits, these amounts are included in other non current assets line.